Filed pursuant to Rule 497(k)

File Nos. 333-28339 and 811-08239

PROFUNDS

MONEY MARKET PROFUND

Supplement dated July 2, 2010 to the Summary Prospectus of

Money Market ProFund (the “Fund”) dated May 1, 2010

(the “Summary Prospectus”)

The first sentence of the third paragraph in the “Principal Investment Strategies” section of the Summary Prospectus is hereby replaced with the following:

“The Portfolio maintains a dollar–weighted average maturity of (i) 60 days or less and (ii) 120 days or less determined without regard to interest rate resets.”

The following is inserted as a new fourth paragraph in the “Principal Investment Strategies” section of the Summary Prospectus:

“The Portfolio maintains certain minimum liquidity standards such that:

•

the Portfolio may not purchase a security other than a security offering daily liquidity if, immediately after purchase, the Portfolio would have invested less than 10% of its total assets in securities offering daily liquidity (includes securities that mature or are subject to demand within one business day, cash or direct U.S. Government obligations);

•

the Portfolio may not purchase a security other than a security offering weekly liquidity if, immediately after purchase, the fund would have invested less than 30% of its total assets in securities offering weekly liquidity (includes securities that mature or are subject to demand within five business days, cash, direct U.S. Government obligations and Government agency discount notes with remaining maturities of 60 days or less); and

•

the Portfolio may not purchase an illiquid security if, immediately after purchase, the fund would have invested more than 5% of its total assets in illiquid securities (securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the market value ascribed to them by the fund).”